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                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in or incorporated by reference into this Form 10-K into the Company's previously filed
Registration Statement (File No. 33-39242) on Form S-8.




                         /s/  ARTHUR ANDERSEN LLP
                         ------------------------
                              ARTHUR ANDERSEN LLP



San Jose, California
March 27,  1997